T. Rowe Price Global Technology Fund

Supplement to summary prospectus dated May 1, 2011

The portfolio manager table under “Management” is supplemented as follows:

Effective June 1, 2012, Joshua K. Spencer will replace David J. Eiswert as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is April 10, 2012.

F132-041-S 4/10/12